                                   VAN KAMPEN
                             EMERGING MARKETS FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                        VAN KAMPEN EMERGING MARKETS FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................    11
Statement of Operations...............................................    12
Statement of Changes in Net Assets....................................    13
Financial Highlights .................................................    14
Notes to Financial Statements.........................................    15

MSEM SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

     [SIGNATURE]                                       [SIGNATURE]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Brazil              7.6%
Greece              8.4%
Hungary             4.2%
India               8.7%
Israel              6.1%
Korea              12.9%
Mexico             11.1%
Poland              3.9%
South Africa        5.6%
Taiwan              7.3%
Other              24.2%

                                                   TOTAL RETURNS**
                        ----------------------------------------------------------------------
                                                                            AVERAGE ANNUAL
                              SIX MONTHS               ONE YEAR            SINCE INCEPTION
                        ----------------------  ----------------------  ----------------------
                                     WITHOUT                 WITHOUT                 WITHOUT
                        WITH SALES    SALES     WITH SALES    SALES     WITH SALES    SALES
                         CHARGE*      CHARGE     CHARGE*      CHARGE     CHARGE*      CHARGE
----------------------------------------------------------------------------------------------
Class A Shares             -17.80 %    -12.74 %    -30.60 %    -26.33 %    -10.13 %     -8.94 %
----------------------------------------------------------------------------------------------
Class B Shares+            -17.42 %    -13.07 %    -30.48 %    -26.82 %    -10.50 %     -9.92 %
----------------------------------------------------------------------------------------------
Class C Shares             -13.92 %    -13.06 %    -27.52 %    -26.79 %     -9.60 %     -9.60 %
----------------------------------------------------------------------------------------------
IFC Global Total
Return Composite
Index:                        N/A       -6.22 %       N/A      -21.08 %       N/A       -8.69 %
----------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
+ Class B shares have been offered since August 1, 1995.
THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND INCLUDES DEVELOPING COUNTRIES IN LATIN AMERICA, EAST AND SOUTH ASIA, EUROPE, THE MIDDLE EAST, AND AFRICA (ASSUMING DIVIDENDS ARE REINVESTED).

TOP FIVE HOLDINGS

                                                  PERCENT OF
ISSUER                                COUNTRY     NET ASSETS
-----------------------------------  ---------  --------------
OTE                                   Greece            5.3%
Samsung Electronics Co.                Korea            5.2%
POSCO                                  Korea            3.3%
Telmex                                Mexico            2.6%
FEMSA                                 Mexico            2.6%

TOP FIVE SECTORS
                     VALUE     PERCENT OF
SECTOR               (000)     NET ASSETS
-----------------  ---------  -------------
Services           $  30,288        31.0%
Consumer Goods        18,566        19.0%
Capital Equipment     15,894        16.3%
Energy                10,849        11.1%
Finance                9,341         9.6%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Van Kampen Emerging Markets Fund is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

PERFORMANCE

For the six months ended December 31, 1998, the Van Kampen Emerging Markets Fund had a total return of -12.74 percent for Class A shares at net asset value, as compared to a total return of -6.22% for the IFC Global Total Return Composite Index for the same period.

Underperformance relative to the index was partly attributable to performance during the fourth quarter in fundamentally flawed markets. For example, during the fourth quarter Russia (up 68.4 percent), Malaysia (up 64.2 percent), and Colombia (up 33.1 percent) posted strong returns. Year-to-date returns, however, have disappointed as these markets fell 83.0 percent, 30.8 percent, and 42.2 percent, respectively. In addition, our large positions in Turkey (down 44.6 percent), Brazil (down 28.2 percent), and Mexico (down 14.5 percent), coupled with our underweight exposure to Greece (up 22.9 percent), detracted from performance during the past six months. Finally, disappointing stock returns in some of our Asian positions contributed to underperformance relative to the index.

While we are disappointed by our uninspiring absolute performance, it could have been much worse given how tumultuous the year was. Significant positions in Korea and Thailand throughout the year contributed solidly to our performance. In addition, underweight positions in Venezuela and Chile contributed favorably. Notable detractors included our underweight position in Greece, our overweight position in Pakistan, and poor stock selection in Brazil.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS REGIONAL OR COUNTRY INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

MARKET OVERVIEW

Overall, 1998 was a volatile year that we would prefer not to repeat. Importantly, though, the year contained significant bright spots. Two positive trends were the phenomenal stabilization and

                                                             3------------------

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

recovery of Asian financial markets near the end of the year and the continued fiscal discipline exhibited by the peripheral European markets, most notably Greece, striving to converge with western Europe.

In Asia, as foreign capital fled and most banking systems seized up (due to government control), Asian investors continued to restrain their consumption and deposited their savings in local currency-denominated assets in domestic financial institutions. Consequently, Asian countries were able to build up reserve levels through massive current account surpluses despite a dramatic decline in imports triggered by collapsing domestic consumption and investment. The recapitalization of the economy and excess supply of money relative to demand resulted in a historic drop in interest rates in most of the beleaguered Asian countries. Two primary examples include South Korea and Thailand. We believe this achievement has singularly restored health to the capital markets in Asia--much more so than forward-looking reforms or foreign investment flows, both of which have been largely disappointing.

Equally impressive is the secular change taking place in eastern Europe, in countries such as Hungary, Poland, the Czech Republic, and especially Greece. Simply, the power of the euro has many countries seeking to join European economic and monetary union (EMU). In order to earn acceptance, countries must demonstrate currency stability and credible financial discipline as outlined in the Maastricht Treaty signed by the original participants. In Greece, the remarkable performance of the Greek government to control spending and keep a lid on inflation--the two most important criteria for EMU acceptance--explains the immediate convergence of interest rates and the remarkable performance of its equity market last year. In eastern European markets, governments and their equally important electorates are beginning to conduct fiscal and monetary policy in strict accordance with the goal of being accepted into EMU, albeit further down the road. The relative resilience of eastern European equity markets during 1998 reflected that underlying determination.

One important positive secular development continued to take place in the technology field, particularly in Taiwan, India, and, to some extent, Korea. Taiwan has developed into a PC-component manufacturing powerhouse, and, as the trend toward lower-cost PCs continues, so does the global outsourcing trend, which directly benefits that sector. Consequently, the "electronics" sector in Taiwan posted solid absolute returns in 1998, while the broader Taiwanese market ended the year in negative territory. A similar phenomenon has taken place in India. In this case, however, it's in the software services sector. As programming talent in the United States gets more expensive, Indian companies are increasingly capturing a larger piece of the global software services expenditure pie due to their cost advantages and abundant supply of high-quality programming talent.

OUTLOOK

Due to monetary actions to lower interest rates by the Federal Reserve Board and the European Central Bank, we expect liquidity to be abundant in the United States and Europe. We don't, however, believe this developed market liquidity will reach vulnerable emerging markets due to the reduction in global financial risk among investors. In addition, we look for the Asian financial market recovery to continue into 1999, and we hope to see the beginning of an economic stabilization and the possibility of a full recovery.

Because of these views, we have chosen to tilt our portfolio toward high-quality markets and sectors with solid fundamentals, especially those less vulnerable to external shocks. The broader regional strategy, therefore, is to seek overweight positions in peripheral Europe and Asia and to position the Fund underweight in Latin America and South Africa. Market liquidity is a big reason for the expected overweight position in peripheral Europe. In addition, we are confident that Greece will be accepted into EMU, and therefore its interest rates will converge with those in western Europe. We are partial to eastern Europe because of the strong fiscal discipline they have shown, and we are looking for a related fall in interest rates throughout the year. One concern we will monitor,

--------------    4

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

however, is the widening current account deficits in both Poland and Hungary. And, we expect good news out of Israel because of the Israeli technology companies that offer unmatched, bottom-up secular earnings growth compared to most of our emerging market universe.

Asia is a region that is tough to analyze. Valuations are hard to calculate, and earnings outlooks are difficult to predict. Nevertheless, we are quite optimistic that the Korean market represents enormous opportunity for continued interest rate declines. Also, due to the highly leveraged nature of that country's corporate sector, we expect substantial earnings growth. The only other significant position we have taken in Asia is in the Taiwanese electronics sector, due to the reasons mentioned in the market review. Finally, India is a market that offers up a wide range of attractive bottom-up stories, especially in the aforementioned software services sector.

CONCLUSION

Undoubtedly, emerging markets investors have had a difficult few years. Having said that, we see signs that this multi-year bear market may finally be working its way through. We believe that most of the risks in the asset class have dissipated or been fully discounted. Finally, we believe that we have positioned the Fund to take advantage of opportunities arising from changes in these markets.

Robert L. Meyer
PORTFOLIO
MANAGER

                                                             5------------------

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                         VALUE
           SHARES                                                        (000)
------------------------------------------------------------------------------

COMMON STOCKS (91.9%)
  ARGENTINA (1.8%)
           44,682   Telecom Argentina ADR............................  $ 1,229
            9,588   Telefonica de Argentina ADR......................      268
           11,172   YPF ADR..........................................      312
                                                                       -------
                                                                         1,809
                                                                       -------
  BRAZIL (2.0%)
           18,403   Brahma PN ADR....................................      174
           18,577   CEMIG PN ADR.....................................      354
     (b)1,384,100   Coteminas PN.....................................      149
        (c)12,645   Coteminas PN ADR.................................       60
           21,754   CVRD PN ADR......................................      280
      (a,c)14,225   Lojas Arupau PN ADR..............................       --
        4,660,000   Pao de Acucar PN.................................       75
            4,396   Pao de Acucar PN ADR.............................       68
        (c)12,185   Petrobras PN ADR.................................      139
         (a)1,330   TeleCelular Sul Part PN ADR......................       23
         (a)1,386   TeleCentro Sul PN................................       58
         (a)1,365   Telemig Celular PN ADR...........................       29
         (a)1,095   TeleNordeste Celular PN ADR......................       20
           (a)152   Telesp Celular Part PN ADR.......................        3
           (a)363   TeleSudeste Celular PN ADR.......................        8
           35,181   Unibanco PN GDR..................................      508
            6,605   Usiminas PN ADR (Registered Shares)..............       15
                                                                       -------
                                                                         1,963
                                                                       -------
  CHILE (1.2%)
           14,870   CCU ADR..........................................      286
           19,524   ENDESA ADR.......................................      222
           22,930   Enersis S.A. ADR.................................      592
            7,629   Santa Isabel ADR.................................       51
                                                                       -------
                                                                         1,151
                                                                       -------
  CHINA (1.3%)
        (a)21,065   Huaneng Power International, Inc. ADR............      305
           40,028   Yanzhou Coal Mining Co. ADR......................      303
        2,263,000   Zhenhai Refining & Chemical Co. 'H'..............      348
        1,638,000   Zhejiang Expressway Co., Ltd. 'H'................      332
                                                                       -------
                                                                         1,288
                                                                       -------
  CZECH REPUBLIC (0.4%)
        (a)15,688   SPT Telecom a.s..................................      240
        (a)10,440   SPT Telecom a.s. GDR.............................      155
                                                                       -------
                                                                           395
                                                                       -------
  EGYPT (1.5%)
         (a)4,868   Al-Ahram Beverages Co. S.A.E. GDR................      141
         (a)7,400   Al-Ahram Beverages Co. S.A.E. GDR................      210
            2,000   Ameriyah Cement Co...............................       30
           12,314   Eastern Tobacco..................................      283
            2,900   Egypt Gas Co.....................................      215
            3,936   Egyptian Finance & Industrial....................       65
            6,377   Industrial & Engineering.........................       90
            3,135   Madinet Nsar Housing & Development...............       95
           29,600   Paints & Chemical Industry GDR...................      178
            9,220   Suez Cement Co. GDR..............................      127
                                                                       -------
                                                                         1,434
                                                                       -------

                                                                         VALUE
           SHARES                                                        (000)
------------------------------------------------------------------------------
  GREECE (8.4%)
            2,500   Alpha Credit Bank................................  $   261
           14,180   Attica Enterprises...............................      127
            9,500   Hellenic Bottling Co. S.A........................      293
       (a)123,241   OTE S.A..........................................    3,280
       (a)143,680   OTE S.A. ADR.....................................    1,904
            1,830   Heracles General Cement Co. S.A..................       50
         (a)4,370   Ionian Bank......................................      232
            6,720   National Bank of Greece..........................    1,513
         (a)6,290   Panafon Hell GDR.................................      164
         (a)7,400   STAT Hellas Telcommunications S.A. ADR...........      239
            1,790   Titan Cement Co. S.A.............................      138
                                                                       -------
                                                                         8,201
                                                                       -------
  HONG KONG (0.5%)
          272,000   China Telecom Ltd................................      470
                                                                       -------
  HUNGARY (4.2%)
           78,557   Matav Rt.........................................      447
        (a)29,910   Matav Rt. ADR....................................      892
           12,860   MOL Magyar Olaj-es Gazipari Rt...................      351
           66,406   MOL Magyar Olaj-es Gazipari Rt. GDR..............    1,834
           10,875   OTP Bank Rt......................................      543
                                                                       -------
                                                                         4,067
                                                                       -------
  INDIA (8.7%)
           11,600   Bajaj Auto Ltd...................................      142
          239,700   Bharat Heavy Electricals Ltd.....................    1,482
       (b)125,000   Container Corp. of India Ltd.....................      704
            6,000   Gujarat Ambuja Cements Ltd.......................       37
           74,305   Hero Honda Motors Ltd............................      951
         (a)4,000   Hindustan Lever Ltd..............................      157
        (a)18,700   Hindustan Lever Ltd..............................      733
           16,000   Hindustan Petroleum Corp., Ltd...................       89
           21,900   Hoechst Agrero Ltd...............................      259
            7,644   Housing Development Finance Corp., Ltd...........      392
           16,000   Infosys Technology Ltd...........................    1,115
           65,700   ITC Limited......................................    1,160
           13,200   Larson & Tourbo Ltd., 'A'........................       50
           33,000   Mahanagar Telephone Nigam Ltd....................      142
            5,000   MRF Ltd..........................................      168
           28,000   Satyam Computer Services Ltd.....................      480
            2,500   State Bank of India..............................        9
        (a)20,000   Tata Engineering & Locomotive Co., Ltd...........       82
           22,000   Tata Engineering & Locomotive Co., Ltd...........       84
           18,000   Zee Telefilms Ltd................................      271
                                                                       -------
                                                                         8,507
                                                                       -------
  INDONESIA (1.9%)
          560,825   Gudang Garam (Foreign)...........................      817
        1,388,880   Indah Kiat Pulp & Paper Corp. (Foreign)..........      378
        1,453,700   Telekomunikasi Indonesia.........................      490
           19,590   Telekomunikasi Indonesia ADR.....................      127
                                                                       -------
                                                                         1,812
                                                                       -------
  ISRAEL (6.1%)
          219,503   Bank Hapoalim Ltd................................      398
        (a)80,480   Bezeq Israeli Telecommunication Corp., Ltd.......      251
        (a)14,240   Comverse Technology, Inc.........................    1,011

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                         VALUE
           SHARES                                                        (000)
------------------------------------------------------------------------------

ISRAEL (CONT.)

        (a)22,900   Dor Energy 1988 Ltd. GDR.........................  $    66
           26,380   ECI Telecommunications Ltd.......................      940
                1   Elbit Systems Ltd................................       --
            6,766   Elron Electronic Industries Ltd..................      108
           28,259   First International Bank of Israel Ltd., '5'.....      140
         (a)1,840   Gilat Satellite Networks Ltd.....................      101
           11,562   Koor Industries Ltd..............................    1,010
            6,810   Koor Industries Ltd. ADR.........................      119
         (a)2,319   NICE-Systems Ltd.................................       50
         (a)9,970   NICE-Systems Ltd. ADR............................      216
        (a)17,842   Orbotech Ltd.....................................      845
         (a)3,440   Orckit Communications Ltd........................       56
           30,620   Supersol Ltd.....................................       76
           12,990   Tadiran Telecommunications Ltd...................      248
            6,925   Teva Pharmaceutical Industries Ltd. ADR..........      282
                                                                       -------
                                                                         5,917
                                                                       -------
  KOREA (12.9%)
           19,350   Hankuk Glass Industry Co., Ltd...................      404
           91,740   Korea Electric Power Corp........................    2,273
        (b)50,646   POSCO (Foreign)..................................    3,197
            4,425   S1 Corp..........................................      827
           74,565   Samsung Electronics Co. (Foreign)................    5,002
            2,236   Samsung Electronics Co. GDS (New)................       82
         (b)1,092   SK Telecom Co., Ltd..............................      825
                                                                       -------
                                                                        12,610
                                                                       -------
  MALAYSIA (2.5%)
          109,000   Genting Bhd......................................      166
          164,000   Kuala Lumpur Kepong Bhd..........................      196
           59,000   Nestle (Malaysia) Bhd............................      165
          186,000   Petronas Gas Bhd.................................      295
           72,000   Rothmans of Pall Mall (Malaysia) Bhd.............      297
           53,000   Technology Resources Industries Bhd..............       19
          459,000   Telekom Malaysia Bhd.............................      845
          314,000   Tenaga Nasional Bhd..............................      451
                                                                       -------
                                                                         2,434
                                                                       -------
  MEXICO (11.1%)
            4,381   Alfa.............................................      210
        (a)98,435   Banacci 'B'......................................      129
       (a)193,888   Banacci 'L'......................................      223
        (c)31,915   Bancomer 'B' ADR.................................      136
           83,528   Bancomer 'B'.....................................       18
           89,269   Carso 'A1'.......................................      303
           28,420   Cemex 'B'........................................       70
           62,445   Cemex 'B' ADR....................................      304
          122,284   Cemex CPO........................................      264
           52,624   Cemex CPO ADR....................................      224
           17,590   Cifra 'B' ADR....................................      213
           73,195   Cifra 'B'........................................       89
       (a)136,696   Cifra 'C'........................................      167
            5,660   Desc ADR.........................................      109
          518,369   FEMSA 'D'........................................    1,406
           41,754   FEMSA ADR........................................    1,112
          304,690   Kimberly 'A'.....................................      968
           10,258   TAMSA ADR........................................       66
           52,808   Telmex ADR.......................................    2,571
                                                                         VALUE
           SHARES                                                        (000)
------------------------------------------------------------------------------
        (a)40,150   Televisa CPO ADR.................................  $   991
        (a)44,214   Televisa CPO GDR.................................    1,091
           20,146   TV Azteca ADR....................................      135
                                                                       -------
                                                                        10,799
                                                                       -------
  PAKISTAN (2.2%)
          607,900   Fauji Fertilizer Co., Ltd........................      507
          562,900   Hub Power........................................      131
          104,644   Pakistan State Oil Co., Ltd......................      149
        2,119,200   Pakistan Telecommunication Corp..................      733
           13,938   Pakistan Telecommunication Corp. GDR.............      481
       (a)887,397   Sui Northern Gas Pipelines.......................      145
                                                                       -------
                                                                         2,146
                                                                       -------
  PHILIPPINES (1.8%)
          142,320   Manila Electric Co. 'B'..........................      457
           14,055   Philippine Long Distance Telephone Co............      361
            3,200   Philippine Long Distance Telephone Co. ADR.......       83
          285,120   San Miguel Corp. 'B'.............................      550
        1,765,440   SM Prime Holdings, Inc...........................      336
                                                                       -------
                                                                         1,787
                                                                       -------
  POLAND (3.9%)
            7,110   Bank of Handlowy W Warszawie S.A.................       88
            7,943   Bank of Handlowy W Warszawie S.A. GDS............       98
            7,936   Bank Rozwoju Eksportu S.A........................      183
            3,643   Bank Slaski S.A..................................      189
           13,000   BIG Bank Gdanski S.A. GDR........................      176
          294,471   Big Bank Inicjatyw...............................      264
           14,250   Debica S.A.......................................      211
           81,613   Elektrim S.A.....................................      884
         (a)5,528   Exbud S.A........................................       48
        (a)15,680   Exbud S.A. GDR...................................      135
               80   Polifarb Cieszyn-Wroclaw S.A.....................       --
            2,489   Powszechny Bank Kredytowy S.A....................       53
           20,750   Prokom Software GDR..............................      391
       (a)207,685   Telekomunikacja Polska GDR.......................    1,059
            9,947   Wielkopolski Bank Kredytowy......................       63
                                                                       -------
                                                                         3,842
                                                                       -------
  RUSSIA (1.4%)
   (a,b)4,570,885   Mustcom..........................................      517
        (c)11,560   Pliva d.d........................................      192
         (a,d)600   Storyfirst Communications, Inc...................      212
     (b)2,684,488   Svyaz Finace.....................................      419
                                                                       -------
                                                                         1,340
                                                                       -------
  SINGAPORE (0.2%)
          159,000   Want Want Holdings...............................      191
                                                                       -------
  SOUTH AFRICA (5.5%)
          110,290   Amalgamated Banks of South Africa................      522
          116,026   Bidvest Group Ltd................................      841
        1,037,681   B.O.E. Corp., Ltd. 'N'...........................      590
          202,026   B.O.E. Corp., Ltd................................      131
          112,110   Ellerine Holdings Ltd............................      242
          269,700   Firstrand Ltd....................................      294
           20,818   Liberty Life Association of Africa Ltd...........      286
           15,140   Nedcor Ltd.......................................      258

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                         VALUE
           SHARES                                                        (000)
------------------------------------------------------------------------------
       (a)575,400   New Africa Investments Ltd. 'N'..................  $   352
           36,370   Persetel Holdings Ltd............................      295
           44,900   Primedia Ltd. 'N'................................       99
           77,430   Rembrant Group Ltd...............................      473
           74,530   Sasol Ltd........................................      281
           23,410   South African Breweries Ltd......................      394
          174,792   The Education Investment Corp., Ltd..............      202
          279,200   Woolworths Holdings Ltd..........................      137
                                                                       -------
                                                                         5,397
                                                                       -------
  TAIWAN (7.3%)
        (a)41,000   Arima Computer Corp..............................      214
        (a)78,986   Asustek Computer, Inc............................      738
       (a)178,600   Compal Electronics, Inc..........................      582
        (a)78,000   Compeq Manufacturing Co., Ltd....................      511
          234,000   Far East Textile Ltd.............................      191
       (a)299,000   Hon Hai Precision Industry.......................    1,652
          162,232   President Chain Store Corp.......................      511
       (a)434,520   Siliconware Precision Industries Co..............      769
       (a)553,000   Taiwan Semiconductor Manufacturing Co............    1,219
        (a)51,190   Taiwan Semiconductor Manufacturing Co. ADR.......      726
                                                                       -------
                                                                         7,113
                                                                       -------
  THAILAND (2.2%)
          123,600   Advanced Info Service Public Co., Ltd.
                      (Foreign)......................................      734
        (b)40,700   BEC World Public Co., Ltd........................      224
           73,350   Delta Electronics Public Co., Ltd. (Foreign).....      387
        (a)64,000   PTT Exploration & Production Public Co., Ltd.
                      (Foreign)......................................      451
        (a)62,440   Shinawatra Computer Public Co., Ltd. (Foreign)...      215
        (a)57,000   Siam City Cement Public Co., Ltd. (Foreign)......      125
                                                                       -------
                                                                         2,136
                                                                       -------
  TURKEY (2.1%)
        (c)13,600   Akbank T.A.S. ADR................................       55
        4,115,500   Ege Biracilik Ve Malt Sanayii....................      320
        2,268,000   Erciyas Biracilik Ve Malt Sanayii................      151
          163,000   Migros Turk......................................      163
        1,030,260   Petrol Ofisi A.S.................................      139
     (a)5,827,470   Vestel Elektronik Sanayi ve Ticaret A.S..........      480
       68,917,467   Yapi Ve Kredi Bankasi A.S........................      797
                                                                       -------
                                                                         2,105
                                                                       -------
  VENEZUELA (0.4%)
           22,277   CANTV ADR........................................      397
                                                                       -------
  ZIMBABWE (0.4%)
          718,517   Delta Corp.......................................      156
          374,200   Meikles Africa Ltd...............................      210
       (c)327,000   Trans Zambesi Industries Ltd.....................       15
          270,000   Trans Zambesi Industries Ltd. (Registered).......       12
                                                                       -------
                                                                           393
                                                                       -------
TOTAL COMMON STOCKS (COST $111,068)..................................   89,704
                                                                       -------
                                                                         VALUE
           SHARES                                                        (000)
------------------------------------------------------------------------------
PREFERRED STOCKS (5.6%)
  BRAZIL (NON-VOTING STOCKS) (5.6%)
  (a,b)11,156,000   Banco Nacional PN................................  $    --
          660,081   Brahma PN........................................      288
       47,104,681   CEMIG PN.........................................      897
        4,388,145   CRT PN...........................................    1,580
           10,173   CVRD PN..........................................      131
        3,601,000   CVRD 'A' PN......................................       46
       14,025,552   Embratel Participacoes 'A' PN....................      191
    (a)12,437,000   Lojas Arapua PN..................................        3
            5,725   Petrobras PN.....................................        1
     (a)6,448,000   Renner Participacoes PN..........................        5
       14,025,552   Telebras PN......................................        2
         (a)7,385   Telebras PN ADR..................................      537
    (a)40,889,552   TeleCel Sul Part PN..............................       69
    (a)32,654,552   TeleCentro Sul PN................................      283
    (a)53,061,552   TeleLeste Celular PN.............................       31
    (a)56,455,552   Telemig Celular PN...............................       63
    (a)32,248,552   TeleNordeste Celular PN..........................       29
    (a)14,025,552   TeleNorte Celular PN.............................        7
    (a)14,025,552   TeleNorteLeste Celular PN........................      175
     (a)2,082,000   Telerj Celular PN................................       49
    (a)12,292,661   Telesp Celular 'B' PN............................      540
    (a)23,310,552   Telesp Celular PN................................      172
     (a)6,352,552   Telesp PN........................................      144
    (a)40,575,552   TeleSudeste Celular PN...........................      171
           37,900   Usiminas PN......................................       84
                                                                       -------
                                                                         5,498
                                                                       -------
  COLOMBIA (0.0%)
            7,150   BanColombia......................................       10
                                                                       -------
TOTAL PREFERRED STOCKS (COST $12,622)................................    5,508
                                                                       -------
INVESTMENT COMPANY (0.3%)
  UNITED STATES (0.3%)
        (e)34,265   Morgan Stanley Africa Investment Fund, Inc. (COST
                      $414)..........................................      287
                                                                       -------

           NO. OF
           RIGHTS
-----------------

RIGHTS (0.0%)
  SOUTH AFRICA (0.0%)
        (a)57,700   Primedia Ltd. 'N'................................       --
                                                                       -------
  TAIWAN (0.0%)
     (a,b)222,600   Compal Electronics, Inc..........................       --
                                                                       -------
TOTAL RIGHTS (COST $0)...............................................       --
                                                                       -------

           NO. OF
         WARRANTS
-----------------

WARRANTS (0.0%)
  THAILAND (0.0%)
       (a)111,466   Siam Commercial Bank, expiring 12/31/02 (COST
                      $0)............................................       --
                                                                       -------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

             FACE
           AMOUNT                                                        VALUE
            (000)                                                        (000)
------------------------------------------------------------------------------

CONVERTIBLE DEBENTURE (0.1%)
  SOUTH AFRICA (0.1%)
$           (a)15   Sasol Ltd. 8.50%, 12/15/2049 (COST $182).........  $    51
                                                                       -------
TOTAL FOREIGN SECURITIES (97.9%) (COST $124,286).....................   95,550
                                                                       -------
  FOREIGN CURRENCY (4.1%)
   BRL        604   Brazilian Real...................................      500
    COP       178   Colombian Peso...................................       --
    EGP       138   Egyptian Pound...................................       40
    GRD    59,029   Greek Dramcha....................................      211
    HUF        21   Hungarian Forint.................................       --
   INR     10,050   Indian Rupee.....................................      237
  ILS         669   Israeli Shekel...................................      161
    MYR     1,409   Malaysian Ringgit................................      260
    MXN       546   Mexican Peso.....................................       55
   PKR     17,787   Pakistani Rupee..................................      324
   PHP        243   Philippine Peso..................................        6
   PLN        552   Polish Zloty.....................................      157
    ZAR       222   South African Rand...............................       38
    KRW         2   South Korean Won.................................       --
    TWD    65,488   Taiwan Dollar....................................    2,032
   TKL          1   Turkish Lira.....................................       --
                                                                       -------
TOTAL FOREIGN CURRENCY (COST $4,107).................................    4,021
                                                                       -------

                                                                         VALUE
                                                                         (000)
------------------------------------------------------------------------------

TOTAL INVESTMENTS (102.0%) (COST $128,393)...........................  $99,571
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.0%)........................   (1,998)
                                                                       -------
NET ASSETS (100%)....................................................  $97,573
                                                                       -------
                                                                       -------

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value--see note A-1 to financial statements.
(c)   --  144A Security - Certain conditions for public sale may exist.
(d) -- Restricted as to public resale. Total value of restricted securities at December 31, 1998 was $236,000 or 0.24% of net assets (Total cost $1,500,000).
(e) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
PN    --  Preferred Shares

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                              IN EXCHANGE                NET UNREALIZED
  TO DELIVER      VALUE    SETTLEMENT        FOR          VALUE       GAIN (LOSS)
    (000)         (000)       DATE          (000)         (000)          (000)
--------------  ---------  -----------  --------------  ---------  -----------------
$         899   $     899      1/4/99    KRW 1,196,213  $     994      $      95
KRW 1,196,213         994      1/4/99   $          775        775           (219)
$          97          97      1/5/99     GRD   27,535         98              1
KRW 1,272,240       1,058      1/5/99   $          837        837           (221)
 KRW  236,375         197      1/6/99   $          155        155            (42)
KRW 1,083,760         900      1/7/99   $          713        713           (187)
$        1,424      1,424     2/11/99     MYR    6,427      1,184           (240)
 MYR    1,360         251     2/11/99   $          302        302             51
 MYR    5,067         933     2/11/99   $        1,122      1,122            189
$        1,708      1,708     6/21/99     ZAR   11,048      1,781             73
 ZAR   11,048       1,781     6/21/99   $        1,880      1,880             99
                ---------                               ---------          -----
                $  10,242                               $   9,841      $    (401)
                ---------                               ---------          -----
                ---------                               ---------          -----

---------------

GRD   --  Greek Drachma
MYR   --  Malaysian Ringgit
ZAR   --  South African Rand
KRW   --  South Korean Won

--------------------------------------------------------------------------------

SWAP AGREEMENT:

The Portfolio had the following Total Return Swap Agreement open at December 31, 1998:

NOTIONAL                                                                                   UNREALIZED
 AMOUNT                                                                                   APPRECIATION
  (000)                                     DESCRIPTION                                       (000)
---------  -----------------------------------------------------------------------------  -------------
$ (d) 782  Agreement with Goldman Sachs International terminating March 8, 1999 to make quarterly payments equal to 3 month USD-LIBOR plus 2.00% and to pay or receive quarterly payments equal to the return of the Thailand SET Index
           converted into USD at the mid-market rate....................................   $         24
                                                                                          -------------
                                                                                          -------------

---------------

LIBOR  -- London Interbank Offer Rate
USD   --  U.S. Dollar

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                  VALUE     PERCENT OF
INDUSTRY                                                                          (000)     NET ASSETS
------------------------------------------------------------------------------  ---------  -------------
Services                                                                        $  30,288         31.0%
Consumer Goods                                                                     18,566         19.0
Capital Equipment                                                                  15,894         16.3
Energy                                                                             10,849         11.1
Finance                                                                             9,341          9.6
Materials                                                                           7,707          7.9
Multi-Industry                                                                      2,905          3.0
                                                                                ---------          ---
                                                                                $  95,550         97.9%
                                                                                ---------          ---
                                                                                ---------          ---

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   (000)
--------------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $124,286)     $          95,550
  Foreign Currency (Cost $4,107)                   4,021
  Receivable for:
    Investments Sold                                 821
    Fund Shares Sold                                 323
    Dividends                                        265
    Interest                                         179
  Foreign Withholding Tax Reclaim                     57
  Net Unrealized Gain on Swap
    Agreements                                        24
  Deferred Organizational Costs                        2
  Other                                               65
                                                --------
    Total Assets                                 101,307
                                                --------
LIABILITIES:
  Payable for:
    Investments Purchased                          1,785
    Fund Shares Redeemed                             653
    Custody Fees                                     333
    Bank Overdraft                                   215
    Distribution Fees                                120
    Deferred Country Tax                              41
    Investment Advisory Fees                          40
    Shareholder Reporting Expenses                    32
    Transfer Agent Fees                               30
    Professional Fees                                 28
    Administrative Fees                               23
    Directors' Fees and Expenses                       7
    Dividends Declared                                 7
    Filing and Registration Fees                       1
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts                      401
  Other                                               18
                                                --------
    Total Liabilities                              3,734
                                                --------
NET ASSETS                             $          97,573
                                                --------
                                                --------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $              14
  Paid in Capital in Excess of Par               183,764
  Accumulated Net Investment Loss                 (1,036)
  Accumulated Net Realized Loss                  (56,014)
  Unrealized Depreciation on
    Investments, Foreign Currency
    Translations and Swaps*                      (29,155)
                                                --------
NET ASSETS                             $          97,573
                                                --------
                                                --------
CLASS A SHARES:
  Net Assets                           $          51,516
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 7,411
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $51,515,763 and
    7,410,662 Shares Outstanding)      $            6.95
                                                --------
                                                --------
  Maximum Sales Charge                             5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100/
    (100 - maximum sales charge))      $            7.37
                                                --------
                                                --------
CLASS B SHARES:
  Net Assets                           $          27,533
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 4,079
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $27,533,404 and 4,078,995 Shares
    Outstanding)**                     $            6.75
                                                --------
                                                --------
CLASS C SHARES:
  Net Assets                           $          18,524
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 2,740
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $18,523,487 and 2,740,540 Shares
    Outstanding)**                     $            6.76
                                                --------
                                                --------

---------------

  *  Net of accrual for country tax of U.S. $48,000.
 **  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                            (000)
-------------------------------------------------

INVESTMENT INCOME:
  Dividends                            $    1,248
  Interest                                    380
  Less: Foreign Taxes Withheld                (70)
                                       ----------
   Total Income                             1,558
                                       ----------
EXPENSES:
  Investment Advisory Fees                    705
    Less: Fees Waived                        (104)
                                       ----------
  Net Investment Advisory Fees                601
  Distribution Fees
    Class A                                    76
    Class B                                   148
    Class C                                   110
  Custody Fees                                212
  Administrative Fees                         152
  Shareholder Reports                          35
  Professional Fees                            30
  Transfer Agent Fees                          26
  Filing and Registration Fees                 21
  Directors' Fees and Expenses                  3
  Amortization of Organizational
    Costs                                       1
  Other                                        89
                                       ----------
   Net Expenses                             1,504
                                       ----------
Net Investment Income                          54
                                       ----------
NET REALIZED GAIN (LOSS) ON:
  Investments                             (27,886)
  Foreign Currency Transactions               176
  Swaps                                      (188)
                                       ----------
   Net Realized Loss                      (27,898)
                                       ----------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                               8,452
  Foreign Currency Translations            (1,211)
  Swaps                                       956
                                       ----------
   Change in Unrealized
     Appreciation/Depreciation              8,197
                                       ----------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation               (19,701)
                                       ----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $  (19,647)
                                       ----------
                                       ----------

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 1998       YEAR ENDED
                                                           (UNAUDITED)    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                             $        54         $   (617)
  Net Realized Loss                                            (27,898)         (23,236)
  Change in Unrealized Appreciation/Depreciation                 8,197          (57,677)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Operations                                                 (19,647)         (81,530)
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                          (32)          (6,225)
  Class B                                                          (18)          (3,112)
  Class C                                                          (12)          (2,878)
  In Excess of Net Realized Gain:
  Class A                                                           --           (2,361)
  Class B                                                           --           (1,180)
  Class C                                                           --           (1,091)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                                  (62)         (16,847)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    34,189          160,772
  Distributions Reinvested                                          55           15,915
  Redeemed                                                     (57,024)        (151,194)
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                            (22,780)          25,493
                                                            ----------  ---------------
  Total Decrease in Net Assets                                 (42,489)         (72,884)
NET ASSETS--Beginning of Period                                140,062          212,946
                                                            ----------  ---------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(1,036) and $(1,090),
  respectively)                                            $    97,573         $140,062
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,431           10,304
     Distributions Reinvested                                        5              891
     Redeemed                                                   (6,413)         (10,645)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                (1,977)             550
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    30,427         $114,410
     Distributions Reinvested                                       30            8,101
     Redeemed                                                  (43,156)        (115,555)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $   (12,699)        $  6,956
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    95,045         $107,744
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    373            2,827
     Distributions Reinvested                                        2              457
     Redeemed                                                     (975)          (1,321)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                  (600)           1,963
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $     2,544         $ 33,891
     Distributions Reinvested                                       15            4,064
     Redeemed                                                   (6,533)         (13,053)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    (3,974)        $ 24,902
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    52,479         $ 56,453
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C
   ---------------------
   Shares:
     Subscribed                                                    182            1,061
     Distributions Reinvested                                        1              421
     Redeemed                                                   (1,124)          (2,173)
                                                            ----------  ---------------
   Net Decrease in Class C Shares Outstanding                     (941)            (691)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $     1,218         $ 12,471
     Distributions Reinvested                                       10            3,750
     Redeemed                                                   (7,335)         (22,586)
                                                            ----------  ---------------
   Net Decrease                                            $    (6,107)        $ (6,365)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    36,254         $ 42,361
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                           CLASS A
                                          --------------------------------------------------------------------------
                                           SIX MONTHS ENDED            YEAR ENDED JUNE 30,             JULY 6, 1994*
                                          DECEMBER 31, 1998     ---------------------------------        TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)#       1998#         1997         1996               1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $            7.98     $ 13.47     $  12.06     $  10.61     $        12.00
                                                    -------     -------     --------     --------            -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                       0.03          --         0.01         0.05               0.05
    Net Realized and Unrealized Gain
      (Loss)                                          (1.06)      (4.49)        1.57         1.44              (1.44)
                                                    -------     -------     --------     --------            -------
    Total From Investment Operations                  (1.03)      (4.49)        1.58         1.49              (1.39)
                                                    -------     -------     --------     --------            -------
DISTRIBUTIONS
    Net Investment Income                                --          --           --        (0.04)                --
    In Excess of Net Investment
      Income                                             --          --        (0.04)          --                 --
    Net Realized Gain                                    --++     (0.73)       (0.13)          --                 --
    In Excess of Net Realized Gain                       --       (0.27)          --           --                 --
                                                    -------     -------     --------     --------            -------
    Total Distributions                                  --       (1.00)       (0.17)       (0.04)                --
                                                    -------     -------     --------     --------            -------
NET ASSET VALUE, END OF PERIOD            $            6.95     $  7.98     $  13.47     $  12.06     $        10.61
                                                    -------     -------     --------     --------            -------
                                                    -------     -------     --------     --------            -------
TOTAL RETURN (1)                                     (12.74)%    (34.31)%      13.54%       14.16%            (11.58)%
                                                    -------     -------     --------     --------            -------
                                                    -------     -------     --------     --------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          51,516     $74,959     $119,022     $114,850     $       26,091
Ratio of Expenses to Average Net
  Assets                                               2.15%**     2.27%        2.21%        2.16%              2.33%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                0.73%**     0.04%       (0.06)%       0.93%              0.81%**
Portfolio Turnover Rate                                  55%         99%          82%          42%                32%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.01     $  0.03     $   0.03     $   0.02     $         0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.50%**     2.60%        2.41%        2.56%              3.10%**
  Net Investment Income (Loss) to
    Average Net Assets                                 0.55%**    (0.24)%      (0.27)%       0.53%              0.04%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                              2.15%**     2.15%        2.15%        2.15%              2.15%**
--------------------------------------------------------------------------------------------------------------------

                                                                  CLASS B
                                       --------------------------------------------------------------
                                        SIX MONTHS ENDED     YEAR ENDED JUNE 30,
                                       DECEMBER 31, 1998     -------------------      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#       1998#        1997     TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $            7.78     $ 13.24     $ 11.94     $          10.91
                                                 -------     -------     -------              -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                   (0.02)      (0.07)      (0.03)                0.01
    Net Realized and Unrealized Gain
      (Loss)                                       (1.01)      (4.39)       1.50                 1.02
                                                 -------     -------     -------              -------
    Total From Investment Operations               (1.03)      (4.46)       1.47                 1.03
                                                 -------     -------     -------              -------
DISTRIBUTIONS
    Net Investment Income                             --          --          --                   --
    In Excess of Net Investment
      Income                                          --          --       (0.04)                  --
    Net Realized Gain                                 --++     (0.73)      (0.13)                  --
    In Excess of Net Realized Gain                    --       (0.27)         --                   --
                                                 -------     -------     -------              -------
    Total Distributions                               --       (1.00)      (0.17)                  --
                                                 -------     -------     -------              -------
NET ASSET VALUE, END OF PERIOD         $            6.75     $  7.78     $ 13.24     $          11.94
                                                 -------     -------     -------              -------
                                                 -------     -------     -------              -------
TOTAL RETURN (1)                                  (13.07)%    (34.76)%     12.67%                9.45%
                                                 -------     -------     -------              -------
                                                 -------     -------     -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          27,533     $36,423     $35,966     $         10,416
Ratio of Expenses to Average Net
  Assets                                            2.90%**     3.02%       2.96%                2.91%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (0.67)%**   (0.67)%     (0.64)%               0.30%**
Portfolio Turnover Rate                               55%         99%         82%                  42%
--------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $            0.01     $  0.03     $  0.01     $           0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    3.25%**     3.35%       3.17%                3.31%**
  Net Investment Income (Loss) to
    Average Net Assets                             (0.85)%**   (0.97)%     (0.87)%              (0.10)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           2.90%**     2.90%       2.90%                2.90%**
--------------------------------------------------------------------------------------------------------------------


                                                                           CLASS C
                                          --------------------------------------------------------------------------
                                           SIX MONTHS ENDED           YEAR ENDED JUNE 30,
                                          DECEMBER 31, 1998     -------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)#       1998#        1997        1996        JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $            7.79     $ 13.26     $ 11.93     $ 10.53     $          12.00
                                                    -------     -------     -------     -------              -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                      (0.02)      (0.08)      (0.08)      (0.01)                  --
    Net Realized and Unrealized Gain
      (Loss)                                          (1.01)      (4.39)       1.55        1.41                (1.47)
                                                    -------     -------     -------     -------              -------
    Total From Investment Operations                  (1.03)      (4.47)       1.47        1.40                (1.47)
                                                    -------     -------     -------     -------              -------
DISTRIBUTIONS
    Net Investment Income                                --          --          --          --                   --
    In Excess of Net Investment
      Income                                             --          --       (0.01)         --                   --
    Net Realized Gain                                    --++     (0.73)      (0.13)         --                   --
    In Excess of Net Realized Gain                       --       (0.27)         --          --                   --
                                                    -------     -------     -------     -------              -------
    Total Distributions                                  --       (1.00)      (0.14)         --                   --
                                                    -------     -------     -------     -------              -------
NET ASSET VALUE, END OF PERIOD            $            6.76     $  7.79     $ 13.26     $ 11.93     $          10.53
                                                    -------     -------     -------     -------              -------
                                                    -------     -------     -------     -------              -------
TOTAL RETURN (1)                                     (13.06)%    (34.73)%     12.66%      13.30%              (12.25)%
                                                    -------     -------     -------     -------              -------
                                                    -------     -------     -------     -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          18,524     $28,680     $57,958     $43,601     $         22,245
Ratio of Expenses to Average Net
  Assets                                               2.90%**     3.01%       2.96%       2.91%                3.08%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.66)%**   (0.76)%     (0.79)%     (0.11)%               0.06%**
Portfolio Turnover Rate                                  55%         99%         82%         42%                  32%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
Per Share Benefit to Net Investment
  Income                                  $            0.01     $  0.03     $  0.02     $  0.03     $           0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.25%**     3.34%       3.17%       3.34%                3.90%**
  Net Investment Income (Loss) to
    Average Net Assets                                (0.84)%**   (1.03)%     (1.00)%     (0.54)%              (0.76)%**
  Ratio of Expenses to Average Net
    Assets excluding country tax
    expense                                            2.90%**     2.90%       2.90%       2.90%                2.90%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
          14
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                                                              ------------------
                                                                    15

                        VAN KAMPEN EMERGING MARKETS FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of the Fund may include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as Foreign in the Portfolio of Investments) may be created and offered for investment. The local and foreign shares' market values may vary.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation. The Fund records realized gains or losses on foreign translation when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

6. SWAP AGREEMENTS: The Fund may enter into total return swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Swap contracts involve market risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign

-----------------------
          16

                        VAN KAMPEN EMERGING MARKETS FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

dividends which may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                    CLASS B
                   CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE    EXPENSE RATIO    EXPENSE RATIO
-------------  ---------------  ---------------
      1.25%           2.15%            2.90%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $10,813 for Class A shares and deferred sales charges of $9,540, $117,781 and $4,150 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund incurred MSTC fees of approximately $104,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $58,692,000 and sales of approximately $81,231,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

                                                              ------------------
                                                                    17

                        VAN KAMPEN EMERGING MARKETS FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

H. OTHER: During the six months ended December 31, 1998, the Fund incurred approximately $10,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At December 31, 1998, the Emerging Markets Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $2,000 during the period.

At December 31, 1998, cost and unrealized appreciation (depreciation) for the U.S. Federal income tax purposes of the investments of the Fund was:

                                            NET
      COST      APPREC.  (DEPREC.)     DEPRECIATION
     (000)       (000)     (000)           (000)
  ------------  -------  ----------   ---------------
  $    124,286  $8,621   $ (37,357)   $      (28,736)

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999